                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):  July 7, 1998

--------------------------------------------------------------------------------

              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)

--------------------------------------------------------------------------------

                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

                                  333-3525-01

--------------------------------------------------------------------------------

                            (COMMISSION FILE NUMBER)

                                   94-1687665
                                   91-0221850

--------------------------------------------------------------------------------

                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)

                             555 California Street

                            San Francisco, CA 94104

                                 (415) 622-2220

--------------------------------------------------------------------------------

                 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS'
                          PRINCIPAL EXECUTIVE OFFICES)

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5.   OTHER EVENTS
          FILING OF POOLING AND SERVICING AGREEMENT AND UNDERWRITING
          AGREEMENT.*

          On June 23, 1998, the Registrants and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters, signed an Underwriting Agreement whereby the Registrants have agreed to sell, and each Underwriter has agreed to purchase from the Registrants, the respective principal amounts of the Offered Certificates set forth in the Underwriting Agreement. The Underwriting Agreement is attached hereto as Exhibit 1.

          On June 25, 1998, the Registrants sold approximately $655,113,000 of Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates, Series 1998-2, evidencing beneficial ownership interests in a trust consisting of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by Bank of America National Trust and Savings Association ("BANTSA") and Bank of America, FSB, acting through its division, BankAmerica Housing Services ("BAFSB") pursuant to a Pooling and Servicing Agreement dated June 1, 1998 among BANTSA, BAFSB (both individually the "Seller" and collectively the "Sellers"), BAFSB as Servicer and The First National Bank of Chicago as the Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.

          The opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates is attached hereto as Exhibit 8.

          In connection with the offering of BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates, Series 1998-2 (the "Publicly Offered Certificates"), Morgan Stanley & Co. Incorporated, as one of the underwriters of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering.

          For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Morgan Stanley & Co. Incorporated are attached hereto as
Exhibit 99.1.

--------------
*Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated June 23, 1998, and related Prospectus, dated June 16, 1998, of the Registrants relating to the Publicly Offered Certificates,

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     1. Underwriting Agreement, dated June 23, 1998, among Bank of America National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.

   **2. Plan of acquisition, reorganization, arrangement, liquidation or succession. (included in the Underwriting and Pooling and Servicing Agreements).

     4. Pooling and Servicing Agreement, dated as of June 1, 1998, among Bank of America National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services (both individually the "Seller" and collectively the "Sellers"), BAFSB as Servicer and The First National Bank of Chicago as Trustee.

     8. Opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

  **16.   Letter re change in certifying accountant.

  **17.   Letter re director resignation.

  **20.   Other documents or statements to security holders.

   *23. Consents of Experts and Counsel (Included in the opinions filed as Exhibits 5.1 and 8.1 to Registration Statement No.333-3200 on April 4, 1996).

   *24. Powers of Attorney (Filed with Registration Statement No.333-3200 on April 4, 1996).

  **27.   Financial Data Schedule.

    99.1  External Computational Materials prepared by Morgan Stanley & Co.

          Incorporated.

*    Previously Filed.

**   Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION

                                        By: /s/ Shaun M. Maguire
                                            ------------------------
                                                Shaun M. Maguire*

                                            Dated:  July 6, 1998.
                                                    San Francisco, California

                                    BANK OF AMERICA, FSB

                                        By: /s/ Shaun M. Maguire
                                            ------------------------
                                                Shaun M. Maguire**

                                            Dated:  July 6, 1998.
                                                    San Francisco, California


* Mr. Maguire is Senior Vice President of Bank of America National Trust and Savings Association.

**   Mr. Maguire is Assistant Treasurer of Bank of America, FSB.

                                    EXHIBIT INDEX

Exhibit Numbers
---------------

     1. Underwriting Agreement, dated June 23, 1998, among Bank of America National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.

   **2. Plan of Acquisition, reorganization, arrangement, liquidation or succession. (included in the Underwriting and Pooling and Servicing Agreements)

     4. Pooling and Servicing Agreement, dated as of June 1, 1998, among Bank of America National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services (both individually the "Seller" and collectively the "Sellers"), BAFSB as Servicer and The First National Bank of Chicago as Trustee.

     8. Opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

  **16.   Letter re change in certifying accountant.

  **17.   Letter re director resignation.

  **20.   Other documents or statements to security holders.

   *23. Consents of Experts and Counsel (Included in the opinions filed as Exhibits 5.1 and 8.1 to Registration Statement No.333-3200 on April 4, 1996).

   *24. Powers of Attorney (Filed with Registration Statement No.333-3200 on April 4, 1996).

  **27.   Financial Data Schedule.

    99.1 External Computational Materials prepared by Morgan Stanley & Co. Incorporated.

          (a)  Morgan Stanley & Co. Incorporated Cover Page

          (b)  Transaction Highlights

          (c) BankAmerica Manufactured Housing Contract Trust V 1998-2 Collateral Pool Description

          (d) Average Life Sensitivity Tables, to Maturity/Call, for the Senior, Class M and Class B-1 Certificates

          (e) Decrement Tables To Maturity/Call for the Senior, Class M and Class B-1 Certificates

          (f)  Collateral Pool Description

          (g)  Computational Materials Defined Terms


          *    Previously Filed.
          **   Not Applicable.